UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2019

Park Hotels & Resorts Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37795	36-2058176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1775 Tysons Blvd., 7th Floor, Tysons, VA		22102
(Address of Principal Executive Offices)		(Zip Code)

(571) 302-5757

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Title of Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	PK	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.  Material Modification to Rights of Security Holders.

On April 26, 2019, Park Hotels & Resorts Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company's stockholders voted, among other things, to approve various amendments (the “Amendments”) to the Company’s amended and restated certificate of incorporation (the “Existing Charter”), as each was described in the text of Proposal 2 in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on March 29, 2019 (the “Proxy Statement”).  The Proxy Statement also included, as Exhibit A, a copy of the amended and restated certificate of incorporation (the “Amended and Restated Charter”) showing additions and deletions to the Existing Charter as a result of the Amendments.

At the Annual Meeting, our stockholders voted to:

(A)

approve an amendment to provide for the ability of the Company’s board of directors (the “Board”) or holders of at least a majority of the voting power of all the then outstanding shares of stock of the Company entitled to vote generally in the election of directors to amend the Company’s by-laws (“By-law Change Amendment”); previously, the by-laws could only be amended by the Board or by the affirmative vote of stockholders holding at least 80% of all the then outstanding shares of stock of the Company entitled to vote generally in the election of directors;

(B)

approve an amendment to increase the common stock ownership limit and preferred stock ownership limit in the Existing Charter from 4.9% of the Company’s common stock and the Company’s preferred stock to 9.8% of the Company’s common stock and the Company’s preferred stock (“Ownership Limit Amendment”); the common stock ownership limit and preferred stock ownership limit, subject to certain exceptions, restrict any individual or corporation, or other entities, including a “group,” as such term is defined under the Securities and Exchange Commission’s beneficial ownership rules, from “beneficially owning” or “constructively owning,” as each term is defined in the Amended and Restated Charter, more than the specified amount of the Company’s common stock and the Company’s preferred stock;

(C)

approve an amendment to reduce the threshold required for stockholders to call a special meeting of the Company from a majority of the total voting power of the then outstanding shares of stock of the Company entitled to vote generally in the election of directors to 25% of the total voting power of all the then outstanding shares of stock of the Company entitled to vote generally in the election of directors (“Special Meeting Amendment”);

(D)

approve an amendment to expressly elect that the Company not be governed by Section 203 of the Delaware General Corporation Law (“DGCL 203 Amendment”); Section 203 generally prohibits companies governed by it from entering into a business combination (including a merger, sale of assets or transfer of stock) with an “interested stockholder” (defined as a person or group of persons who beneficially acquire 15% or more of the outstanding voting stock of a company) for a period of three years after the person becomes an interested stockholder, unless certain conditions apply; and

(E)	approve an amendment to remove certain provisions that are no longer applicable to the Company and make certain other conforming and/or immaterial changes (“Other Charter Amendments”).

Following approval by the stockholders of each of Amendments at the Annual Meeting, on April 29, 2019, the Company filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to give effect to all of the Amendments.

The foregoing description of the Amended and Restated Certificate of Incorporation is not complete and is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in this Current Report on Form 8-K under “Item 3.03. Material Modifications to Rights of Security Holders” is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 26, 2019, the Company held its Annual Meeting. Stockholders voted as follows on the proposals presented for a vote. Each such proposal is described in more detail in the Proxy Statement.

Proposal 1.  Election of Directors

The Company’s stockholders elected the eight persons listed below to serve as directors until the 2020 annual meeting of stockholders and until their successors have been duly elected and qualify, based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
Thomas J. Baltimore, Jr.	170,810,136	7,209,792	3,965,926	8,089,278
Gordon M. Bethune	180,556,086	1,258,698	171,070	8,089,278
Patricia M. Bedient	180,597,746	1,235,741	152,367	8,089,278
Geoffrey M. Garrett	180,820,677	1,010,202	154,975	8,089,278
Christie B. Kelly	178,354,602	3,480,323	150,929	8,089,278
Sen. Joseph I. Lieberman	180,505,059	1,308,324	172,471	8,089,278
Timothy J. Naughton	102,433,651	75,585,472	3,966,731	8,089,278
Stephen I. Sadove	179,626,005	2,204,713	155,136	8,089,278

Proposal 2.   Amendments to Existing Charter

The Company’s stockholders approved all of the Amendments to the Company’s Existing Charter, based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
2A – By-law Change Amendment	181,542,340	299,751	143,763	8,089,278
2B – Ownership Limit Amendment	181,541,822	249,914	194,118	8,089,278
2C – Special Meeting Amendment	181,481,355	317,510	186,989	8,089,278
2D – DGCL 203 Amendment	181,594,166	189,649	202,039	8,089,278
2E – Other Charter Amendments	181,684,088	121,551	180,215	8,089,278

Proposal 3.  Advisory Vote to Approve Compensation of Named Executive Officers

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers based upon the following votes:

For	Against	Abstain	Broker Non-Votes
170,830,745	9,504,534	1,650,575	8,089,278

Proposal 4.  Ratification of the Appointment of Ernst & Young LLP

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 based upon the following votes:

For	Against	Abstain	Broker Non-Votes
189,807,674	127,736	139,722	--

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description

3.1	Amended and Restated Certificate of Incorporation of Park Hotels & Resorts Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Park Hotels & Resorts Inc.

Date: April 30, 2019	By:	/s/ Sean M. Dell’Orto
Sean M. Dell’Orto
Executive Vice President, Chief Financial Officer and Treasurer